Exhibit 99.2

Unaudited Financial Statements

AIMIA Foods Holdings Limited

For the five months ended 31 May 2014

Company No.06201887

AIMIA Foods Holdings Limited

Unaudited Financial statements for the five months ended 31 May 2014

Contents

Page

Unaudited consolidated profit and loss account	1

Unaudited consolidated balance sheet	2

Unaudited company balance sheet	3

Unaudited consolidated cash flow statement	4

Notes to the unaudited financial statements	5-20

Company No.06201887

AIMIA Foods Holdings Limited

Unaudited consolidated profit and loss account

For the five months ended 31 May 2014

	Note	5 months ended 31 May 2014 £000	5 months ended 31 May 2013 £000
Turnover	1,2	28,044	23,880
Cost of sales		(20,814)	(18,379)

Gross profit		7,230	5,501
Distribution costs		(570)	(446)
Administrative expenses		(2,579)	(2,173)

Operating profit	3	4,081	2,882
Interest receivable and similar income		5	—
Interest payable and similar charges	7	(117)	(59)

Profit on ordinary activities before taxation		3,969	2,823
Tax on profit on ordinary activities	8	(890)	(657)
Profit for the financial period	18	3,079	2,166

All amounts relate to continuing operations.

There were no recognised gains and losses for the current or prior period other than those included in the Profit and loss account.

The accompanying notes 1 to 30 form part of these financial statements.

AIMIA Foods Holdings Limited

Registered number: 06201887

Unaudited consolidated balance sheet

As at 31 May 2014

	Note	31 May 2014 £000	31 May 2013 £000
Fixed assets
Intangible assets	9	5,930	6,384
Tangible assets	10	3,485	1,897
Investments	11	672	672

		10,087	8,953
Current assets
Stocks	12	4,685	4,196
Debtors	13	7,986	6,739
Cash at bank		5,651	3,379

		18,322	14,314
Creditors: amounts falling due within one year	14	(12,909)	(13,362)

Net current assets		5,413	952

Total assets less current liabilities		15,500	9,905
Creditors: amounts falling due after more than one year	15	—	(1,439)

Net assets		15,500	8,466

Capital and reserves
Called up share capital	17	500	500
Capital redemption reserve	18	544	544
Profit and loss account	18	14,456	7,422

Shareholders’ funds	19	15,500	8,466

The financial statements were approved and authorised for issue by the board and were signed on its behalf on 21 November 2014.

/s/ Mr R N Unsworth

Mr R N Unsworth, Director

The accompanying notes 1 to 30 form part of these financial statements.

AIMIA Foods Holdings Limited

Registered number: 06201887

Unaudited company balance sheet

As at 31 May 2014

	Note	31 May 2014 £000	31 May 2013 £000
Fixed assets
Investments	11	12,403	12,403
Current assets
Debtors	13	—	110
Creditors: amounts falling due within one year	14	—	(11,631)

Net current liabilities		—	(11,521)

Net assets		12,403	882

Capital and Reserves
Called up share capital	17	500	500
Capital redemption reserve	18	544	544
Profit and loss account	18	11,359	(162)

Shareholders’ funds	19	12,403	882

The financial statements were approved and authorised for issue by the board and were signed on its behalf on 21 November 2014

/s/ Mr R N Unsworth

Mr R N Unsworth, Director

The accompanying notes 1 to 30 form part of these financial statements.

AIMIA Foods Holdings Limited

Unaudited consolidated cash flow statement

For the five months ended 31 May 2014

	Note	5 months ended 31 May 2014 £000	5 months ended 31 May 2013 £000
Net cash flow from operating activities	20	3,223	3,502
Returns on investments and servicing of finance	21	(112)	(59)
Taxation		(793)	(452)
Capital expenditure and financial investment	21	(296)	(1,234)

Cash inflow before financing		2,022	1,757
Financing	22	(4,829)	(232)

(Decrease)/increase in cash in the period		(2,807)	1,525

Reconciliation of net cash flow to movement in net funds/(debt)

For the five months ended 31 May 2014

	5 months ended 31 May 2014 £000	12 months ended 31 December 2013 £000
(Decrease)/increase in cash in the period	(2,807)	1,525
Decrease in debt in the period	4,829	232

Change in net debt resulting from cash flows and movement in net debt in the period	2,022	1,757
Net funds / (debt) at 1 January	3,629	(212)

Net funds at 31 May	5,651	1,545

The accompanying notes 1 to 30 form part of these financial statements.

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

1.	Accounting policies

1.1	Basis of preparation of financial statements

The financial statements have been prepared under the historical cost convention and in accordance with the Companies Act 2006 and applicable UK accounting standards (United Kingdom Generally Accepted Accounting Principles).

1.2	Going concern

The Group has considerable financial resources together with long standing relationships with a number of customers and suppliers across different geographic areas. As a consequence, the directors believe that the Group is well placed to manage its business risk successfully despite the current uncertain economic outlook.

1.3	Basis of consolidation

The Group financial statements consolidate the accounts of the company and all of its subsidiary undertakings drawn up for the five months ended 31 May 2014.

On acquisition of a subsidiary, all of the subsidiary’s assets and liabilities which exist at the date of acquisition are recorded at their fair value reflecting their condition at that date.

1.4	Turnover

Turnover is the total amount receivable by the Group for goods supplied and services provided, excluding VAT and trade discounts. Revenue from the supply of goods is recognised when the significant risks and rewards of ownership have been transferred to the buyer, which is at the point of despatch.

1.5	Goodwill

Goodwill is the difference between amounts paid on the acquisition of a business or a company and the fair value of the identifiable assets and liabilities. It is amortised to the Profit and loss account over its estimated economic life.

1.6	Investments

Investments are included at cost less provision for impairment.

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

1.	Accounting policies (continued)

1.7	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost less depreciation and less any provision for impairment. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

Leasehold improvements	-	3 - 10 years
Plant and machinery	-	3 - 10 years
Motor vehicles	-	3 years
Fixtures & fittings	-	5 years
Computer equipment	-	3 - 5 years

1.8	Stocks

Stocks are valued at the lower of cost and net realisable value after making due allowance for obsolete and slow-moving stocks. Cost includes materials, direct labour, other direct overheads and royalties payable. Net realisable value is based on estimated selling price, less further costs expected to be incurred to completion and disposal.

1.9	Hire purchase agreements

Assets held under hire purchase agreements are capitalised and disclosed under tangible fixed assets at their fair value. The capital element of the future payments is treated as a liability and the interest is charged to the profit and loss account at a constant rate of charge on the balance of capital repayments outstanding.

1.10	Operating leases

Rentals applicable to operating leases, where substantially all of the benefits and risks of ownership remain with the lessor, are charged against profits on a straight line basis over the period of the lease.

1.11	Lease income

Payments received under operating leases are credited to the profit and loss account on a straight line basis over the lease term.

1.12	Current tax

The current tax charge is based on the profit for the period and is measured at the amounts expected to be paid based on the tax rates and laws substantively enacted by the balance sheet date. Current and deferred tax is recognised in the profit and loss account for the period except to the extent that it is attributable to gain or loss that is, or has been, recognised directly in the statement of total recognised gains and losses.

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

1.	Accounting policies (continued)

1.13	Deferred taxation

Deferred tax is recognised in respect of all timing differences that had originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more, or a right to pay less or to receive more tax, with the following exception, deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on an undiscounted basis at the tax rates that apply in the periods in which timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

1.14	Foreign currencies

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into sterling at the rate ruling on the date of the transaction.

Exchange gains and losses are recognised in the Profit and loss account.

1.15	Pensions

The Group operates a defined contribution pension scheme and the pension charge represents the amounts payable by the Group to the fund in respect of the period.

1.16	Financial Instruments

Financial liabilities and equity instruments are classified according to the substance of the contractual arrangements entered into. An equity instrument is any contract that evidences a residual interest in the assets of the entity after deducting all of its financial liabilities.

Where the contractual obligations of financial instruments (including share capital) are equivalent to a similar debt instrument, those financial instruments are classed as financial liabilities. Financial liabilities are presented as such in the balance sheet. Finance costs and gains or losses relating to financial liabilities are included in the profit and loss account. Finance costs are calculated so as to produce a constant rate of return on the outstanding liability.

Where the contractual terms of share capital do not have any terms meeting the definition of a financial liability then this is classed as an equity instrument. Dividends and distributions relating to equity instruments are debited direct to equity.

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

2.	Turnover

An analysis of turnover by class of business is as follows:

	5 months ended 31 May 2014	5 months ended 31 May 2013
	£000	£000
United Kingdom	27,829	23,690
Europe	215	190

	28,044	23,880

The turnover and profit on ordinary activities before taxation is attributable to the manufacture and distribution of food and beverage supplies into the retail, cash and carry, foodservice and vending sectors and the provision of manufacturing and packing services to the food industry

3.	Operating profit

The operating profit is stated after charging:

	5 months ended 31 May 2014	5 months ended 31 May 2013
	£000	£000
Amortisation - intangible fixed assets	189	189
Depreciation of tangible fixed assets:
- owned by the group	253	68
- held under finance leases	—	97
Operating lease rentals:
- land and buildings	393	393

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

4.	Auditors’ remuneration

	5 months ended 31 May 2014	5 months ended 31 May 2013
	£000	£000
Fees payable to the company’s auditor and its associates for the UK statutory audit of the company’s annual accounts	7	7 1
Fees payable to the company’s auditor and its associates in respect of:
Taxation compliance services	2	2

5.	Staff costs

Staff costs, including directors’ remuneration, were as follows:

	5 months ended 31 May 2014	5 months ended 31 May 2013
	£000	£000
Wages and salaries	3,671	2,529
Social security costs	543	476
Other pension costs	116	108

	4,330	3,113

The average monthly number of employees, including the directors, during the period was as follows:

	5 months ended 31 May 2014	5 months ended 31 May 2013
	No.	No.
Production	190	159
Administration	106	101

	296	260

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

6.	Directors’ remuneration

	5 months ended 31 May 2014 £000	5 months ended 31 May 2013 £000
Remuneration	302	298

Company pension contributions to defined contribution pension schemes	24	24

During the period retirement benefits were accruing to 5 directors (2013 - 5 in respect of defined contribution pension schemes. The highest paid director received remuneration of £55k (2013 - £55k). Management and consultancy fees of £28,333 (2013 - £28,333) were paid which comprised charges for the services of I Unsworth and G Unsworth.

7.	Interest payable

	5 months ended 31 May 2014 £000	5 months ended 31 May 2013 £000
On bank loans and overdrafts	11	24
On finance leases and hire purchase contracts	106	35

	117	59

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

8.	Taxation

	5 months ended 31 May 2014 £000	5 months ended 31 May 2013 £000
Analysis of tax charge in the period
Current tax (see note below)
UK corporation tax charge on profit for the period	893	670
Adjustments in respect of prior periods	(3)	(13)

Total current tax	890	657

Deferred tax
Origination and reversal of timing differences	—	—
Effect of increased tax rate on opening liability	—

Total deferred tax (see note 16)	—	—

Tax on profit on ordinary activities	890	657

Factors affecting tax charge for the period

The tax assessed for the period is lower than (2013 - lower than) the standard rate of corporation tax in the UK of 23.00% (2013 – 24.00%). The differences are explained below:

	5 months ended 31 May 2014 £000	5 months ended 31 May 2013 £000
Profit on ordinary activities before tax	3,969	2,823

Profit on ordinary activities multiplied by standard rate of corporation tax in the UK of 22.50% (2013 – 23.75%)	893	670
Effects of:
Expenses not deductible for tax purposes, other than goodwill amortisation and impairment	178	54
Capital allowances for period in excess of depreciation	(169)	(51)
Adjustments to tax charge in respect of prior periods	(3)	(13)
Short term timing difference leading to an increase (decrease) in taxation	(9)	(3)

Current tax charge for the period (see note above)	890	657

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

9.	Intangible fixed assets

Group	Goodwill £000
Cost
At 1 January 2014 and 31 May 2014	9,069

Amortisation
At 1 January 2014	2,950
Charge for the period	189

At 31 May 2014	3,139

Net book value
At 31 May 2014	5,930

At 31 December 2013	6,119

At 31 May 2013	6,384

The directors have assessed that the goodwill has a useful economic life of 20 years.

10.	Tangible fixed assets

Group	L/Term Leasehold Property £000	Plant & machinery £000	Motor vehicles £000	Fixtures & fittings £000	Total £000
Cost
At 1 January 2014	188	13,013	85	2,769	16,055
Additions	—	269	—	27	296

At 31 May 2014	188	13,282	85	2,796	16,351

Depreciation
At 1 January 2014	85	9,824	55	2,649	12,613
Charge for the period	—	229	7	17	253

At 31 May 2014	85	10,053	62	2,666	12,866

Net book value
At 31 May 2014	103	3,229	23	130	3,485

At 31 May 2013	103	1,655	27	112	1,897

At 31 December 2013	103	3,189	30	120	3,442

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

10.	Tangible fixed assets (continued)

The net book value of assets held under finance leases or hire purchase contracts, included above, are as follows:

Group	2014 £000	2013 £000
Plant and machinery	—	953

11.	Fixed asset investments

Group	Unlisted investments £000
Cost
At 1 January 2014 and 31 May 2014	672

Net book value
At 31 May 2014	672

At 31 December 2013	672

The fixed asset investment represents a 49% shareholding in Associated Coffee Merchants (International) Limited, a company incorporated in England and Wales. There are no common directors and the directors believe there is no significant influence held over the company, as such the investment has been held at cost under fixed asset investments.

Company	Investments in subsidiary companies £000
Cost
At 1 January 2014 and 31 May 2014	12,403

Net book value
At 31 May 2013 and 2014	12,403

At 31 December 2013	12,403

Details of the principal subsidiaries can be found under note number 27.

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

12.	Stocks

	Group		Company
	2014 £000	2013 £000	2014 £000	2013 £000
Raw materials	2,757	2,626	—	—
Finished goods and goods for resale	1,928	1,570	—	—

	4,685	4,196	—	—

13.	Debtors

	Group		Company
	2014 £000	2013 £000	2014 £000	2013 £000
Trade debtors	6,532	5,374	—	—
Amounts owed by group undertakings	—	—	—	110
Other debtors	76	169	—	—
Prepayments and accrued income	1,133	817	—	—
Deferred tax asset (see note 16)	245	379	—	—

	7,986	6,739	—	110

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

14.	Creditors:

Amounts falling due within one year

	Group		Company
	2014 £000	2013 £000	2014 £000	2013 £000
Net obligations under finance leases and hire purchase contracts	—	395	—	—
Trade creditors	8,653	6,860	—	—
Amounts owed to group undertakings	—	—	—	11,631
Corporation tax	1,124	1,404	—	—
Other taxation and social security	303	476	—	—
Other creditors	164	449	—	—
Accruals and deferred income	2,665	3,778	—	—

	12,909	13,362	—	11,631

The finance leases are secured against the assets to which they relate.

15.	Creditors:

Amounts falling due after more than one year

	Group		Company
	2014 £000	2013 £000	2014 £000	2013 £000
Net obligations under finance leases and hire purchase contracts	—	1,439	—	—

Obligations under finance leases and hire purchase contracts, included above, are payable as follows:

	Group		Company
	2014 £000	2013 £000	2014 £000	2013 £000
Between one and five years	—	1,439	—	—

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

16.	Deferred taxation

	Group		Company
	2014 £000	2013 £000	2014 £000	2013 £000
At beginning of period	245	379	—	—
Charged during the period (P&L)	—	—	—	—

At end of period	245	379	—	—

The deferred taxation balance is made up as follows:

	Group		Company
	2014 £000	2013 £000	2014 £000	2013 £000
Accelerated capital allowances	245	379	—	—

	245	379	—	—

The directors believe that the deferred tax asset of £245,000 (2013 - £379,000) recognised in the accounts will be recoverable against suitable profits arising in the future.

17.	Share capital

	2014 £000	2013 £000
Allotted, called up and fully paid
500,000 - Ordinary Shares shares of £1 each	500	500

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

18.	Reserves

	Capital redempt’n reserve	Profit and loss account
Group	£000	£000
At 1 January 2014	544	11,377
Profit for the financial period	—	3,079

At 31 May 2014	544	14,456

	Capital redempt’n reserve	Profit and loss account
Company	£000	£000
At 1 January 2014	544	(162)
Profit for the financial period	—	11,521

At 31 May 2014	544	11,359

19.	Reconciliation of movement in shareholders’ funds

	2014	2013
Group	£000	£000
Opening shareholders’ funds	12,421	6,300
Profit for the financial period	3,079	2,166

Closing shareholders’ funds	15,500	8,466

	2014	2013
Company	£000	£000
Opening shareholders’ funds	882	882
Profit for the financial period	11,521	—

Closing shareholders’ funds	12,403	882

The company has taken advantage of the exemption contained within section 408 of the Companies Act 2006 not to present its own profit and loss account.

The profit for the period dealt with in the accounts of the company was £11,521,000 (2013 - £nil).

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

20.	Net cash flow from operating activities

	5 month period to 31 May 2014	5 month period to 31 May 2013
	£000	£000
Operating profit	4,081	2,882
Amortisation of intangible fixed assets	189	189
Depreciation of tangible fixed assets	253	165
Decrease/(Increase) in stocks	271	(319)
Decrease in debtors	579	530
(Decrease)/increase in creditors	(2,150)	55

Net cash inflow from operating activities	3,223	3,502

21.	Analysis of cash flows for headings netted in cash flow statement

	5 month period to 31 May 2014	5 month period to 31 May 2013
	£000	£000
Returns on investments and servicing of finance
Interest receivable	5	—
Interest paid	(11)	(24)
Hire purchase interest	(106)	(35)

Net cash outflow from returns on investments and servicing of finance	(112)	(59)

	2014	2013
	£000	£000
Capital expenditure and financial investment
Purchase of tangible fixed assets	(296)	(562)
Purchase of investment	—	(672)

Net cash outflow from capital expenditure	(296)	(1,234)

	2014	2013
	£000	£000
Financing
Repayment of finance leases	(4,829)	(232)

Net cash outflow from financing	(4,829)	(232)

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

22.	Analysis of changes in net debt

	1 January	Cash flow	31 May
	2014		2014
	£000	£000	£000
Cash at bank and in hand	8,458	(2,807)	5,651
	8,458	(2,807)	5,651

Finance lease obligations
Debts due within one year	(4,829)	4,829	—
Net debt	3,629	2,022	5,651

23.	Pension commitments

The Group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the Group in an independently administered fund. The pension cost charge represents contributions payable by the Group to the fund and amounts to £253,000 (2013 - £243,000). Contributions totalling £45,000 (2013 - £43,000) were payable to the fund at the balance sheet date.

24.	Capital commitments

The Group had capital commitments at 31 May 2014 of £NIL (31 May 2013: £NIL).

25.	Contingent liabilities

There were no contingent liabilities at 31 May 2014 (31 May 2013: £NIL).

26.	Operating lease commitments

At 31 May 2014, the Group had annual commitments under non-cancellable operating leases as follows:

	Land and buildings		Other
	2014	2013	2014	2013
Group	£000	£000	£000	£000
Expiry date:
Within 1 year	94	—	23	10
Between 2 and 5 years	299	488	62	72
After more than 5 years	492	492	—	—

AIMIA Foods Holdings Limited

Notes to the unaudited financial statements

For the five months ended 31 May 2014

27.	Principal subsidiaries

Company name	Country	Percentage Shareholding	Description
Aimia Foods Limited	England and Wales	100	Food and beverage manufacturing and distribution
Aimia Foods Group Limited	England and Wales	100	Intermediate Holding Company
Stockpack Limited	England and Wales	100	Dormant
Aimia Foods EBT Company Limited	England and Wales	100	Employee benefits trust

28.	Financial instruments

The Group incurs foreign exchange risk on sales and purchases that are denominated in currencies other than sterling. The Group uses forward exchange contracts to hedge this risk. The fair value of the Group’s forward contracts to buy Euros at 31 May 2014 was £nil (31 May 2013—£669,850). The fair value of the Group’s forward contracts to buy U.S. dollars at 31 May 2014 was £nil (31 May 2013- £nil).

29.	Related party transactions

The company has taken advantage of the exemption in Financial Reporting Standard No. 8 “Related party disclosures” and has not disclosed transactions with group undertakings, all of which are eliminated on consolidation.

During the period, the company paid rent of £5,667 (2013: £5,667) in relation to a property owned by Mr I M Unsworth and Mr R N Unsworth. As at 31 May 2014, the rent prepaid amounted to £7,792 (2013: £7,083).

30.	Ultimate controlling party

Subsequent to 30 May 2014, the ultimate controlling party is Cott Corporation by virtue of its 100% shareholding. Prior to that date the ultimate controlling party was the Unsworth family.

Cott Ventures Ltd., a subsidiary of Cott Corporation, acquired 100 percent of the share capital of the Aimia Foods Holdings Limited, pursuant to a Share Purchase Agreement dated May 30, 2014. The aggregate purchase price for the Aimia Acquisition was £52.1 million payable in cash, which included a payment for estimated closing balance sheet working capital, £19.9 million in deferred consideration to be paid by September 30, 2014, and aggregate contingent consideration of up to £15.9 million, which is payable upon the achievement of certain performance measures during 52 weeks ending July 1, 2016.

Prior to the transaction, the Group settled all balances owed between group companies and secured finance lease creditors.